Exhibit 99.1

Infinera Corporation Reports Second Quarter 2015 Financial Results

Sunnyvale, California - July 22, 2015 - Infinera Corporation (NASDAQ: INFN), provider of Intelligent Transport Networks, today released financial results for the second quarter of 2015 ended June 27, 2015.

Revenue for the quarter was $207.3 million compared to $186.9 million in the first quarter of 2015 and $165.4 million in the second quarter of 2014.

GAAP gross margin for the quarter was 46.7% compared to 47.2% in the first quarter of 2015 and 42.5% in the second quarter of 2014. GAAP operating margin for the quarter was 8.0% compared to an operating margin of 8.1% in the first quarter of 2015 and an operating margin of 4.9% in the second quarter of 2014.

GAAP net income for the quarter was $17.9 million, or $0.13 per diluted share, compared to $12.4 million, or $0.09 per diluted share, in the first quarter of 2015, and $4.8 million, or $0.04 per diluted share, in the second quarter of 2014.

Non-GAAP gross margin for the quarter was 47.4% compared to 47.8% in the first quarter of 2015 and 43.3% in the second quarter of 2014. Non-GAAP operating margin for the quarter was 13.0% compared to 12.2% in the first quarter of 2015 and 9.0% in the second quarter of 2014.

Non-GAAP net income for the quarter was $25.7 million, or $0.18 per diluted share, compared to $22.1 million, or $0.16 per diluted share, in the first quarter of 2015, and $13.5 million, or $0.11 per diluted share, in the second quarter of 2014.

The above non-GAAP measures exclude non-cash stock-based compensation expenses, acquisition-related costs, acquisition-related forward contract gains and the amortization of debt discount on Infinera’s convertible senior notes. A further explanation of the use of non-GAAP financial information and a reconciliation of the non-GAAP financial measures to the GAAP equivalents can be found at the end of this release.

“Our outstanding second quarter results were driven by robust demand across multiple verticals, as customers continued to build next generation networks with Infinera. Differentiated products, exceptional customer experience and a vertical business model enable us to continue to grow our top line rapidly and our bottom line even faster,” said Tom Fallon, Infinera's Chief Executive Officer. “With the emergence of new cloud architectures, the strategic importance of optical transport has never been higher. Our technology leadership and superior service experience, puts Infinera in a particularly favorable position to benefit from this ongoing evolution in optical networking.”

Conference Call Information
Infinera will host a conference call for analysts and investors to discuss its second quarter of 2015 results and its outlook for the third quarter of 2015 today at 5:30 p.m. Eastern Time (2:30 p.m. Pacific Time). Interested parties may join the conference call by dialing 1-800-593-9940 (toll free) or 1-630-395-0029 (international), pass-code PIC. A live webcast of the conference call will also be accessible from the Investor Relations section of Infinera’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-677-1310. International parties can access the replay at 1-203-369-3644.

Contacts:
Media: Anna Vue	Investors: Jeff Hustis
Tel. +1 (916) 595-8157	Tel. +1 (408) 213-7150
avue@infinera.com	jhustis@infinera.com

About Infinera
Infinera provides Intelligent Transport Networks for network operators, enabling reliable, easy to operate, high-capacity optical networks. Infinera leverages its unique large scale photonic integrated circuits to deliver innovative optical networking solutions for the most demanding network environments. Intelligent Transport Networks enable carriers, Cloud network operators, governments and enterprises to automate, converge and scale their data center, metro, long-haul and subsea optical networks. To learn more about Infinera visit www.infinera.com, follow us on Twitter @Infinera and read Infinera's latest blog posts at blog.infinera.com.

Forward-Looking Statements
This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties, including Infinera’s ability to continue to grow its top line rapidly and its bottom line even faster; Infinera’s belief that the strategic importance of optical transport has never been higher; and Infinera’s ability to remain in a particularly favorable position to benefit from this ongoing evolution in optical networking. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Such forward-looking statements can be identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include delays in the development and introduction of Infinera’s products and market acceptance of these products; the effect of changes in product pricing or mix, and/or increases in component costs could have on Infinera’s gross margin; Infinera’s reliance on single-source suppliers; aggressive business tactics by Infinera’s competitors; Infinera’s ability to protect Infinera’s intellectual property; claims by others that Infinera infringes their intellectual property; war, terrorism, public health issues, natural disasters, and other circumstances that could disrupt supply, delivery or demand of products; Infinera’s ability to respond to rapid technological changes; and other risks detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Quarterly Report on Form 10-Q for the quarter ended on March 28, 2015 as filed with the SEC on May 4, 2015, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information
In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses, acquisition-related costs, acquisition-related forward contract gains and amortization of debt discount on Infinera’s convertible senior notes. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income, basic and diluted net income per share, gross margin or operating margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” Infinera anticipates disclosing forward-looking non-GAAP information in its conference call to discuss its second quarter 2015 results, including an estimate of non-GAAP earnings for the third quarter of 2015 that excludes non-cash stock-based compensation expenses, acquisition-related costs, acquisition-related forward contract gains or losses, and amortization of debt discount on Infinera’s convertible senior notes.

A copy of this press release can be found on the Investor Relations page of Infinera’s website at www.infinera.com.

Infinera and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation
GAAP Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Revenue:
Product	$178,982	$142,364	$339,825	$266,606
Services	28,364	23,035	54,383	41,608
Total revenue	207,346	165,399	394,208	308,214
Cost of revenue:
Cost of product	99,491	85,906	188,997	164,344
Cost of services	11,059	9,240	20,303	15,211
Total cost of revenue	110,550	95,146	209,300	179,555
Gross profit	96,796	70,253	184,908	128,659
Operating expenses:
Research and development	43,421	31,738	82,678	61,084
Sales and marketing	21,535	18,082	42,577	35,944
General and administrative	15,310	12,381	27,966	24,635
Total operating expenses	80,266	62,201	153,221	121,663
Income from operations	16,530	8,052	31,687	6,996
Other income (expense), net:
Interest income	551	337	965	673
Interest expense	(2,947)	(2,728)	(5,837)	(5,405)
Other gain (loss), net	4,780	(264)	5,081	(993)
Total other income (expense), net	2,384	(2,655)	209	(5,725)
Income before income taxes	18,914	5,397	31,896	1,271
Provision for income taxes	1,008	617	1,624	865
Net income	$17,906	$4,780	$30,272	$406
Net income per common share:
Basic	$0.14	$0.04	$0.23	$0.00
Diluted	$0.13	$0.04	$0.22	$0.00
Weighted average shares used in computing net income per common share:
Basic	130,349	123,128	129,094	122,240
Diluted	140,642	126,758	138,973	126,112

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 27, 2015	March 28, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Reconciliation of Gross Profit:
U.S. GAAP as reported	$96,796	$88,112	$70,253	$184,908	$128,659
Stock-based compensation(1)	1,493	1,243	1,360	2,736	2,644
Non-GAAP as adjusted	$98,289	$89,355	$71,613	$187,644	$131,303
Reconciliation of Gross Margin:
U.S. GAAP as reported	46.7%	47.2%	42.5%	46.9%	41.7%
Stock-based compensation(1)	0.7%	0.6%	0.8%	0.7%	0.9%
Non-GAAP as adjusted	47.4%	47.8%	43.3%	47.6%	42.6%
Reconciliation of Income from Operations:
U.S. GAAP as reported	$16,530	$15,157	$8,052	$31,687	$6,996
Stock-based compensation(1)	8,209	7,208	6,804	15,417	13,476
Acquisition-related costs(2)	2,264	462	—	2,726	—
Non-GAAP as adjusted	$27,003	$22,827	$14,856	$49,830	$20,472
Reconciliation of Operating Margin:
U.S. GAAP as reported	8.0%	8.1%	4.9%	8.0%	2.3%
Stock-based compensation(1)	3.9%	3.9%	4.1%	3.9%	4.3%
Acquisition-related costs(2)	1.1%	0.2%	0.0%	0.7%	0.0%
Non-GAAP as adjusted	13.0%	12.2%	9.0%	12.6%	6.6%
Reconciliation of Net Income:
U.S. GAAP as reported	$17,906	$12,366	$4,780	$30,272	$406
Stock-based compensation(1)	8,209	7,208	6,804	15,417	13,476
Acquisition-related costs(2)	2,264	462	—	2,726	—
Acquisition-related forward contract gain(3)	(4,782)	—	—	(4,782)	—
Amortization of debt discount(4)	2,109	2,057	1,908	4,166	3,768
Non-GAAP as adjusted	$25,706	$22,093	$13,492	$47,799	$17,650
Net Income per Common Share - Basic:
U.S. GAAP as reported	$0.14	$0.10	$0.04	$0.23	$0.00
Non-GAAP as adjusted	$0.20	$0.17	$0.11	$0.37	$0.14
Net Income per Common Share - Diluted:
U.S. GAAP as reported	$0.13	$0.09	$0.04	$0.22	$0.00
Non-GAAP as adjusted	$0.18	$0.16	$0.11	$0.34	$0.14
Weighted Average Shares Used in Computing Net Income per Common Share - U.S. GAAP:
Basic	130,349	127,840	123,128	129,094	122,240
Diluted	140,642	137,304	126,758	138,973	126,112
Weighted Average Shares Used in Computing Net Income per Common Share - Non-GAAP:
Basic	130,349	127,840	123,128	129,094	122,240
Diluted	140,642	137,304	126,758	138,973	126,112

_____________________________

(1)
Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended			Six Months Ended
	June 27, 2015	March 28, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Cost of revenue	$613	$482	$477	$1,095	$929
Research and development	2,817	2,578	2,080	5,395	4,218
Sales and marketing	2,070	1,721	1,815	3,791	3,535
General and administration	1,829	1,666	1,549	3,495	3,079
	7,329	6,447	5,921	13,776	11,761
Cost of revenue - amortization from balance sheet*	880	761	883	1,641	1,715
Total stock-based compensation expense	$8,209	$7,208	$6,804	$15,417	$13,476

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)
In April 2015, Infinera announced its offer to acquire Transmode, a leader in metro packet-optical networking. Acquisition-related costs include legal and other professional fees and have been adjusted in arriving at Infinera's non-GAAP results because management believes that these expenses are not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

(3)
In April 2015, Infinera entered into a foreign currency forward contract with a notional amount of SEK 831 million ($95.3 million) at an exchange rate of 8.7210 to hedge currency exposures associated with the cash portion of the offer to acquire Transmode. Changes in the fair value of this forward contract will impact Infinera's financial statements for the interim reporting periods prior to the close of the offer. As a result, these gains have been adjusted in arriving at Infinera's non-GAAP results because management believes that these gains are not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

(4)
Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, Infinera is required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on its $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at Infinera's non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of Infinera's underlying business performance.

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	June 27, 2015	December 27, 2014
ASSETS
Current assets:
Cash and cash equivalents	$198,018	$86,495
Short-term investments	199,204	239,628
Accounts receivable, net of allowance for doubtful accounts of $47 in 2015 and $38 in 2014	109,448	154,596
Inventory	157,181	146,500
Prepaid expenses and other current assets	29,368	24,636
Total current assets	693,219	651,855
Property, plant and equipment, net	86,981	81,566
Long-term investments	57,519	59,233
Cost-method investment	14,500	14,500
Long-term restricted cash	5,171	5,460
Other non-current assets	6,150	5,402
Total assets	$863,540	$818,016
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,807	$61,533
Accrued expenses	30,114	26,441
Accrued compensation and related benefits	33,856	38,795
Accrued warranty	12,576	12,241
Deferred revenue	37,261	35,321
Total current liabilities	152,614	174,331
Long-term debt, net	121,059	116,894
Accrued warranty, non-current	15,863	14,799
Deferred revenue, non-current	13,035	10,758
Other long-term liabilities	21,179	19,327
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of June 27, 2015 and December 27, 2014
Issued and outstanding shares - 131,164 as of June 27, 2015 and 126,160 as of December 27, 2014	131	126
Additional paid-in capital	1,104,672	1,077,225
Accumulated other comprehensive loss	(4,459)	(4,618)
Accumulated deficit	(560,554)	(590,826)
Total stockholders’ equity	539,790	481,907
Total liabilities and stockholders’ equity	$863,540	$818,016

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 27, 2015	June 28, 2014
Cash Flows from Operating Activities:
Net income	$30,272	$406
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	12,850	12,813
Amortization of debt discount and issuance costs	4,524	4,092
Amortization of premium on investments	1,792	1,747
Unrealized gain from forward contract	(4,782)	—
Stock-based compensation expense	15,417	13,476
Other loss (gain)	2	(22)
Changes in assets and liabilities:
Accounts receivable	45,140	(20,043)
Inventory	(12,774)	(8,107)
Prepaid expenses and other assets	(1,080)	(3,389)
Accounts payable	(23,597)	(6,428)
Accrued liabilities and other expenses	1,491	(3,318)
Deferred revenue	4,216	(1,448)
Accrued warranty	1,399	5,040
Net cash provided by (used in) operating activities	74,870	(5,181)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(112,940)	(158,496)
Proceeds from sale of available-for-sale investments	9,998	9,824
Proceeds from maturities and calls of investments	143,483	116,290
Purchase of property and equipment	(16,098)	(9,985)
Change in restricted cash	290	(491)
Net cash provided by (used in) investing activities	24,733	(42,858)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	16,488	8,401
Minimum tax withholding paid on behalf of employees for net share settlement	(4,561)	(1,619)
Net cash provided by financing activities	11,927	6,782
Effect of exchange rate changes on cash	(7)	234
Net change in cash and cash equivalents	111,523	(41,023)
Cash and cash equivalents at beginning of period	86,495	124,330
Cash and cash equivalents at end of period	$198,018	$83,307
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of refunds	$1,481	$482
Cash paid for interest	$1,313	$1,313
Supplemental schedule of non-cash financing activities:
Transfer of inventory to fixed assets	$2,205	$978

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Revenue ($ Mil)	$142.0	$139.1	$142.8	$165.4	$173.6	$186.3	$186.9	$207.3
Gross Margin % (1)	49.2%	41.4%	41.8%	43.3%	44.2%	46.1%	47.8%	47.4%
Revenue Composition:
Domestic %	73%	54%	78%	82%	70%	58%	68%	75%
International %	27%	46%	22%	18%	30%	42%	32%	25%
Customers >10% of Revenue	3	1	2	2	1	1	2	3
Cash Related Information:
Cash from (Used in) Operations ($ Mil)	$12.8	$25.8	-$15.4	$10.3	$22.3	$18.7	$19.8	$55.0
Capital Expenditures ($ Mil)	$4.2	$7.5	$5.6	$4.4	$4.4	$8.8	$7.4	$8.7
Depreciation & Amortization ($ Mil)	$5.9	$6.0	$6.3	$6.5	$6.5	$6.6	$6.6	$6.3
DSO’s	56	66	68	66	71	76	64	48
Inventory Metrics:
Raw Materials ($ Mil)	$12.1	$14.3	$13.2	$11.2	$11.6	$15.2	$22.4	$30.2
Work in Process ($ Mil)	$45.7	$49.2	$47.8	$40.6	$44.4	$50.0	$45.9	$43.9
Finished Goods ($ Mil)	$65.7	$60.2	$65.5	$79.1	$74.8	$81.3	$88.9	$83.1
Total Inventory ($ Mil)	$123.5	$123.7	$126.5	$130.9	$130.8	$146.5	$157.2	$157.2
Inventory Turns (2)	2.3	2.6	2.6	2.9	3.0	2.7	2.5	2.8
Worldwide Headcount	1,296	1,318	1,346	1,396	1,456	1,495	1,530	1,598

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.

(2)	Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue before adjustments for non-cash stock-based compensation expense divided by the average inventory for the quarter.